                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                 Date of earliest event reported: March 31, 2004

                          Stockgroup Information Systems Inc.

             (Exact name of registrant as specified in its charter)

       Colorado                  000-_____                    84-1379282

 (State of Incorporation)   (Commission File Number)    (IRS Identification No.)

     500-750 W. Pender Street, Vancouver, British Columbia, Canada V6C 2T7

               (Address of principal executive offices)(Zip Code)

                                 (604) 331-0995

              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. OTHER EVENTS

Change in date for shareholder proposals for 2004 Annual General Meeting

The date for submission of proposals for the Registrant's 2004 Annual General Meeting has been changed to April 15, 2004.  The Registrant anticipates that this is a reasonable time before the Registrant will begin to print and mail the proxy material for its 2004 Annual General Meeting.

Date for 2004 Annual General Meeting

The registrant announces that the date for the 2004 Annual General Meeting will be June 24, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Stockgroup Information Systems Inc.

                                                  (Registrant)

Dated:  March 31, 2004

                  By: /s/  Marcus A. New

                                          -----------------------------------

                                          Marcus A. New, CEO

EXHIBIT INDEX

Exhibit No.                                            Exhibit

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No exhibits